SUPPLEMENT DATED NOVEMBER 20, 2015
 TO

PROSPECTUS DATED APRIL 30, 2010
FOR PREFERRED ADVISOR

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
 KMA VARIABLE ACCOUNT

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective December 15, 2015, the names of the following investment options will change for K-100 Qualified Contracts (Form #VA-1-81) Issued Before May 1, 1986 Pursuant to Section 457 of the Internal Revenue Code as described in "Appendix B - Prior Contracts of the Variable Account:"

Current Name	New Name

Wells Fargo Advantage Income Plus Fund Wells Fargo Advantage Money Market Fund Wells Fargo Advantage Enterprise Fund	Wells Fargo Income Plus Fund Wells Fargo Money Market Fund Wells Fargo Enterprise Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.